Supplement Dated December 30, 2004

to the Prospectus Dated May 1, 2004

Scudder DestinationsSM Annuity

Farmers Variable Annuity I

Issued by

KEMPER INVESTORS LIFE INSURANCE COMPANY

Through the

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

This supplement updates information contained in the prospectus and should be attached to the prospectus and retained for future reference.

New Contract Administrator

Effective September 7, 2004, Kemper Investors Life Insurance Company (“we”) has transferred its customer services operations and the administration of the Contracts to Liberty Insurance Services Corporation (“Liberty”) in Greenville, South Carolina. Liberty provides all of the services required for complete support and administration of your Contract, including processing all premium payments and all requests for transfers, partial withdrawals, surrenders and death benefits, responding to inquiries, and calculating accumulation unit values for your Contract and the Separate Account.

New Annuity Contact Center

Please contact the Annuity Contact Center at the phone number listed below for all service requests concerning your Contract. The Annuity Contact Center’s customer service representatives are available to assist you from 7:30 am – 6:00 pm Central Time Monday – Friday. In addition, you may now access your account information through our automated customer information system, and website address at any time. Additional information on these services is provided below.

Please direct all business transactions (including all subsequent premiums and requests for transfers, partial withdrawals, death benefits and surrender) and all correspondence, complaints, or inquiries concerning your Contract to the Service Team at:

Regular Mail:	Overnight Mail:	Phone:
Scudder DestinationsSM Service Team PO Box 19097 Greenville, SC 29602-9097	Scudder DestinationsSM Service Team 2000 Wade Hampton Boulevard Greenville, SC 29615-1064	(800) 449-0523 (toll-free) 7:30 am – 6:00 pm CT Monday – Friday

Please note that premium payments and requests for transfers, partial withdrawals, death benefits and surrenders that are not sent to the Service Team at the address listed above will not be processed until they are received by the Service Team. You should not use the address and phone number listed in the May 1, 2004 prospectus for Contract Services; these numbers are no longer valid.

Automated Customer Information System. Our automated customer information system provides you with access to information about your Contract 24-hours a day, 365 days a year. The automated customer information system will allow you to request transfers among the subaccounts, fixed account, and the guarantee periods and inquire about your Contract. To use the automated customer response system, you must enter your Contract number and your personal identification number (“PIN”). You can access this system by calling (800) 449-0523.

Website Access. Our website address at www.kemperinvestors.com is available 24-hours a day. Our website will allow you to request transfers among the subaccounts, fixed account, and the guarantee periods and inquire about your Contract. To use the website for access to your Contract information or to request transfers, you must enter your Contract number and PIN.

E-mail Access. You may e-mail us through our website to request an address change or to inquire about your Contract. Currently, we do not allow transfer requests or withdrawals by e-mail. Please identify your Contract number or social security number in any transaction request or correspondence sent to us by e-mail.

Additional Telephone and Online Access Rules and Conditions.

The telephone and online access rules and conditions listed below are in addition to those stated in the prospectus.

We will employ reasonable procedures to confirm that telephone, e-mail, and website instructions are genuine. Such procedures may include requiring forms of personal identification prior to acting upon any telephone, e-mail, and website instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions and saving e-mail and website instructions received from you. We disclaim all liability if we follow in good faith instructions given in accordance with our procedures that are designed to limit unauthorized use of the telephone, e-mail, and website privileges. Therefore, you bear the risk of loss in the event of a fraudulent telephone, e-mail, and website request.

In order to access our website or our automated customer response system, you will need to obtain a PIN by calling into the Annuity Contact Center. You should protect your PIN, because the automated customer response system will be available to your representative of record and to anyone who provides your PIN. We will not be able to verify that the person providing electronic instructions is you or authorized by you.

We cannot guarantee that our telephone, e-mail, and website services will always be available. For example, our Annuity Contact Center may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. Outages or slowdowns may prevent or delay our receipt of your request. If the volume of requests is unusually high, we might not be able to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request or correspond in writing to our mailing address.

Transfer requests made by phone, e-mail, or through our website must comply with our transfer provisions stated in the prospectus. Any transfer requests that are not in compliance with these provisions will not be considered received at our Service Team. We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone, e-mail, and website transfer privilege) at any time, for any class of Contracts, for any reason.

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If you have any questions or concerns regarding this supplement, please call your representative or contact us at the Annuity Contact Center.

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